EXHIBIT 99.2

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

Original Issue Date: December 19, 2019	$

8% PROMISORY NOTE DUE DECEMBER 31, 2020

FOR VALUE RECEIVED, PreCheck Health Services, Inc.., a Florida corporation (the “Company”) promises to pay to or registered assigns (the “Holder”), the principal sum of $ on December 31, 2020 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder. This Note and the other notes of like tenor were issued pursuant to a stock purchase agreement dated July 17, 2019, among the Company, as Purchaser, and Justin Anderson and Stacey Anderson, as Sellers, as amended by an amendment dated December 19, 2019, which agreement, as so amended, is referred to as the “Purchase Agreement,” the Company purchased all of the issued and outstanding capital stock of JAS Practice Management, Inc., a Texas corporation d/b/a JAS Consulting, Inc. The notes issued pursuant to the Purchase Agreement are collectively referred to as the “Notes.” The Company shall pay interest on this Note at the rate of 8% per annum, payable semiannually on the last Business Day of June and December; provided, that in the event of any prepayment of this Note, interest shall be paid to the date of prepayment. This Note is subject to the following provisions:

1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined in this Note shall have the meanings set forth in the Purchase Agreement, and (b) the following terms shall have the following meanings:

(a) “Bankruptcy Event” means any of the following events: (a) the Company commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company, (b) there is commenced against the Company any such case or proceeding that is not dismissed within 90 days after commencement, (c) the Company is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 90 calendar days after such appointment, (e) the Company makes a general assignment for the benefit of creditors, (f) the Company calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, or (g) the Company, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

(b) “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Texas are authorized or required by law or other governmental action to close.

(c) “Note” means this Note.

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(d) “Event of Default” shall have the meaning set forth in Section 4(a).

(e) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(f) “JAS” shall mean JAS Practice Management, Inc., a Texas corporation doing business as JAS Consulting, Inc.

(g) “Lender Notes” shall mean the Company’s promissory notes in the aggregate principal amount of $270,000 issued pursuant to note purchase agreements between the Company and the purchasers of the notes.

(h) “Notes” means this Note together with the other notes of like tenor issued pursuant to the Purchase Agreement.

(i) “Note Register” shall have the meaning set forth in Section 2.

(j) “Original Issue Date” means the date of the first issuance of this Note, regardless of any transfers of this Note and regardless of the number of instruments which may be issued to evidence this Note.

(k) “Pledge Agreement” shall mean the pledge agreement to be executed by the Company, the holders of the Notes and the holders of the Lender Notes dated the date of this Note.

(l) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(m) “Texas Courts” shall have the meaning set forth in Section 6(d).

2. Investment Representation; Note Register.

(a) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Purchase Agreement and may be transferred or exchanged only in compliance with the Purchase Agreement and applicable federal and state securities laws and regulations.

(b) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

3. Security Interest. Payment of the Company’s obligations under this Note shall be secured by a security interest in the stock of JAS pursuant to the Pledge Agreement. The security interest of the holders of the Notes in the stock of JAS shall be pari passu with the security interest in the stock of JAS held by the holders of the Lender Notes.

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4. Events of Default.

(a) “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body).

(i) any default by the Company in the payment of principal of or interest on the Note when the same is due and such failure shall continue for a period of five Business Days;

(ii) any default by the Company in the payment of principal of or interest on the Lender Notes;

(iii) the Company or JAS shall be subject to a Bankruptcy Event;

(iv) the Company shall (i) fail to execute the Pledge Agreement contemporaneously with the execution of this Note or (ii) be in default of its obligations under the Pledge Agreement and such default shall continue for thirty days after notice is given to the Company.

(b) Remedies Upon Event of Default.

(i) If any Event of Default occurs, the outstanding principal amount of this Note plus any amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash. Commencing five days after the occurrence of any Event of Default that results in the eventual acceleration of this Note, the interest rate on this Note shall accrue at an interest rate equal to the lesser of 12% per annum or the maximum rate permitted under applicable law. Upon the payment in full of the Company’s obligations under this Note, the Holder shall promptly surrender this Note to or as directed by the Company. In connection with such acceleration described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 4(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

(ii) If an Event of Default shall occur, the holders of the Notes shall be entitled to exercise any remedies available pursuant to the Pledge Agreement.

5. Prepayment.

(a) The Company may prepay the Notes at any time, provided, that any prepayment shall be made to the holders of the Notes and the Lender Notes in proportion to their respective principal amounts.

(b) The Company shall prepay the Notes from the proceeds of the next public of private financing in which the Company raises net proceeds, after deducting brokerage commissions, of not less than two million dollars ($2,000,000). Such payment shall be made not later than the third Business Day after the Company receives such proceeds.

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6. Miscellaneous.

(a) Notices. All notices provided for in this Note shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed. Notices shall be deemed to have been received on the date of delivery or attempted personal delivery if sent by registered or certified mail, by messenger or by an overnight courier services which provides evidence of delivery or attempted delivery, of if sent by telecopier or e-mail. Notices shall be sent to the Holder at the address set forth on the Company’s Note Register. Any party may, by like notice, change the address, person, telecopier number or e-mail to which notice shall be sent

(b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein and the Lender Notes

(c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company and, in the case of a Note which is lost, stolen or destroyed, the Company may request indemnity and/or a bond as to the value of the Note and the Conversion Securities.

(d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Notes or the Note Purchase Agreement (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the Tarrant County in the State of Texas (the “Texas Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Texas Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Texas Courts, or such Texas Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(e) Legal Action. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

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(f) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the Holder must be in writing.

(g) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

(h) Usury Savings Clause. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

(i) Remedies, Characterizations, Other Obligations, Breaches. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

(j) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

(k) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

(Signature on Following Page)

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

PRECHECK HEALTH SERVICES, INC.

By:	/s/
Douglas W. Samuelson, Chief Financial Officer
Email for Notices: doug.samuelson@yahoo.com

[Signature page of note issued by Precheck Health Services, Inc.]

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